Exhibit 32

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Transgenomic, Inc. for the quarter ended September 30, 2003, I, Collin J. D’Silva, Chairman of the Board, President and Chief Executive Officer of Transgenomic, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1)          such Quarterly Report on Form 10-Q of Transgenomic, Inc. for the quarter ended September 30, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          the information contained in such Quarterly Report on Form 10-Q of Transgenomic, Inc. for the quarter ended June 30, 2003, fairly presents, in all material respects, the financial condition and results of operations of Transgenomic, Inc.

/s/ Collin J. D’Silva
Collin J. D’Silva Chairman of the Board, President and Chief Executive Officer

Date: November 14, 2003

A signed original of the certification required by Section 906 has been provided to Transgenomic, Inc. and will be retained by Transgenomic, Inc and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Transgenomic, Inc. for the quarter ended September 30, 2003, I, Michael J. Draper, Chief Financial Officer of Transgenomic, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1)          such Quarterly Report on Form 10-Q of Transgenomic, Inc. for the quarter ended September 30, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          the information contained in such Quarterly Report on Form 10-Q of Transgenomic, Inc. for the quarter ended June 30, 2003, fairly presents, in all material respects, the financial condition and results of operations of Transgenomic, Inc.

/s/ Michael J. Draper
Michael J. Draper, Chief Financial Officer

Date: November 14, 2003

A signed original of the certification required by Section 906 has been provided to Transgenomic, Inc. and will be retained by Transgenomic, Inc and furnished to the Securities and Exchange Commission or its staff upon request.